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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): JANUARY 30, 1998


                      AASCHE TRANSPORTATION SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-24576                                                     36-3964954
(Commission File Number)                       (IRS Employer Identification No.)

10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS                            61078
----------------------------------------------                        ---------
        (Address of Principal Executive Offices)                      (Zip Code)

                                 (815) 864-2421
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 3, 1998, Aasche Transportation Services, Inc. (the "Company") issued a press release concerning the completion of the acquisition by the Company of the municipal solid waste transport division of Jack Gray Transport, Inc. Additional information regarding this transaction is set forth in the press release, which is attached hereto as Exhibit 10.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses to be acquired

                  It is impracticable for the Company to file the required financial statements as of the date hereof. The required financial statements shall be filed by the Company as soon as practicable, but in no event shall such financial statements be filed later than 60 days after the due date of this Form 8-K.

         (b)      Pro forma financial information

                  It is impracticable for the Company to file the required pro forma financial information as of the date hereof. The required pro forma financial information shall be filed by the Company as soon as practicable, but in no event shall such pro forma financial information be filed later than 60 days after the due date of this Form 8-K.

         (c)      Exhibits

                  10.1     Press Release dated February 3, 1998.

                  10.2 Asset Purchase Agreement dated September 24, 1997 between Gary I. Goldberg and Jack Gray Transport, Inc.(1)

                  10.3 Assignment of Asset Purchase Agreement dated September 29, 1997 between Gary I. Goldberg and Aasche Transportation Services, Inc. (1)

                  10.4 Amendment No. 1 to Asset Purchase Agreement dated as of January 2, 1998 between Gary I. Goldberg, Jack Gray Transport, Inc. and Aasche Transportation Services, Inc.

                  10.5 Assignment of Asset Purchase Agreement dated January 30, 1998 between Aasche Transportation Services, Inc. and Specialty Transportation Services, Inc.

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                  (1)      Incorporated by reference from the Company's Report
                           on Form 10-Q for the quarter ended September 30, 1998 (File No. O-24576).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AASCHE TRANSPORTATION SERVICES, INC.



Date:  February 11, 1998                    By:      /s/ Leon M. Monachos
                                               ---------------------------------
                                               Leon M. Monachos, Chief Financial
                                                            Officer
                                                          (Signature)